SUMMARY PROSPECTUS May 1, 2017 AIG Government Money Market Fund (CLASS A AND CLASS I SHARES)

The Fund’s Statutory Prospectus and Statement of Additional Information dated May 1, 2017, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Statutory Prospectus and the above incorporated information online at www.aig.com/funds. You can also get this information at no cost by calling (800) 858-8850, by sending an email request to mutualfundinquiry@aig.com or by writing to the Fund at AIG Fund Services, Inc., Mutual Fund Operations, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.

The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goal

The AIG Government Money Market Fund (the “Government Money Market Fund” or the “Fund”) seeks as high a level of current income as is consistent with liquidity and stability of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.49%	0.49%
Distribution and/or Service (12b-1) Fees	0.15%	None
Other Expenses	0.31%	0.46%

Total Annual Fund Operating Expenses Before Fee Waiver and/or Expense Reimbursement(2)	0.95%	0.95%

Fee Waiver and/or Expense Reimbursement	—	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)(3)	0.95%	0.80%

(1)	A contingent deferred sales charge (“CDSC”) on Class A shares will apply only if: (i) the original purchase was Class A shares of another AIG fund which you subsequently exchanged into the Fund; (ii) the original purchase was $1,000,000 or more; and (iii) you redeem within two years from the original purchase date. See page 6 of the Prospectus for more information about the CDSCs.

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AIG GOVERNMENT MONEY MARKET FUND

(2)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 0.80% for Class I shares. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and/or infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This Agreement will continue in effect indefinitely, unless terminated by the Board of Directors, including a majority of the directors of the Board who are not “interested persons” of SunAmerica Money Market Funds, Inc. as defined in the Investment Company Act of 1940, as amended.
(3)	The Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement does not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table, which includes the effect of voluntary waivers and/or reimbursements.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$97	$303	$525	$1,166
Class I Shares	82	255	444	990

You would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$97	$303	$525	$1,166
Class I Shares	82	255	444	990

Principal Investment Strategy of the Fund

The Fund invests at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized by cash and/or U.S. government securities. In addition, under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government securities and/or repurchase agreements that are collateralized by U.S. government securities. A “government money market fund” under Rule 2a-7, such as the Fund, may, but is not required to, impose liquidity fees and redemption gates. The Board of Directors has determined that the Fund will not be subject to the liquidity fee and redemption gate provisions of Rule 2a-7, although the Board may elect to impose liquidity fees or redemption gates in the future.

The Fund is a money market fund and seeks to maintain a stable share price of $1.00. In order to do this, the Fund must follow rules of the Securities and Exchange Commission as to the credit quality, liquidity, diversification and maturity of its investments.

The principal investment strategy of the Fund may be changed without shareholder approval. You will receive at least 60 days’ notice of any change to the 80% investment policy set forth above.

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AIG GOVERNMENT MONEY MARKET FUND

Principal Risks of Investing in the Fund

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The following is a summary of the principal risks of investing in the Fund.

Interest Rate Fluctuations Risk. While the Fund will invest primarily in short-term securities, you should be aware that the value of the Fund’s investments may be subject to changes in interest rates. A decline in interest rates will generally affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Fund invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase or decrease in interest rates would change the value of your investment in the Fund. In addition, when interest rates are very low, the Fund’s expenses could absorb all or a significant portion of the Fund’s income, and, if the Fund’s expenses exceed the Fund’s income, the Fund may be unable to maintain its $1.00 share price. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to these initiatives.

Credit Risk. Issuers in which the Fund invests may fail financially or otherwise fail to honor their obligations. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. The occurrence of such events could cause the value of the Fund’s investments to decline. Money market instruments that are subject to credit support (e.g., guarantees or letters of credit) may also be affected by credit risk with respect to the credit support providers. Credit risk is expected to be low for the Fund because of its investments in U.S. government securities.

U.S. Government Securities Risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank are neither insured nor guaranteed by the U.S. government. These securities may be supported only by the credit of the issuing agency, authority, instrumentality or enterprise or by the ability to borrow from the U.S. Treasury and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Securities Selection Risk. A strategy used by the Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year. Prior to April 29, 2016, the Fund operated as a prime money market fund and invested in certain types of securities that the Fund is no longer permitted to hold as part of its principal investment strategy. Consequently, the performance information below may have been different if the current investment limitations had been in effect during the period prior to the Fund’s conversion

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AIG GOVERNMENT MONEY MARKET FUND

to a government money market fund. Past performance is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance, including the Fund’s current 7-day yield, can be obtained by visiting www.aig.com/funds or can be obtained by phone at 800-858-8850, ext 6003.

AIG Government Money Market Fund    (Class A)

During the period shown in the Bar Chart, the highest return for a quarter was 1.11% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended March 31, 2015).

Average Annual Total Returns (as of the periods ended December 31, 2016)

	Past One Year	Past Five Years	Past Ten Years
Class A	0.01%	0.01%	0.63%
Class I	0.01%	0.01%	0.66%

Investment Adviser

The Fund’s investment adviser is SunAmerica.

Purchase and Sale of Fund Shares

The Fund’s initial investment minimums generally are as follows:

	Class A Shares	Class I Shares
Minimum Initial Investment	• non-retirement account: $500 • retirement account: $250 • dollar cost averaging: $500 to open; you must invest at least $25 a month	None
Minimum Subsequent Investment	• non-retirement account: $100 • retirement account: $25	None

You may purchase or sell shares of the Fund each day the New York Stock Exchange is open. You should contact your broker, financial adviser or financial institution, or, if you hold your shares through the Fund, you

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AIG GOVERNMENT MONEY MARKET FUND

should contact the Fund by phone at 800-858-8850, by regular mail (AIG Funds c/o BFDS, PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (AIG Funds c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514), or via the Internet at www.aig.com/funds.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker—Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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